UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   April 7, 2000
                                                 -------------------


                            Sundog Technologies, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                    Delaware

--------------------------------------------------------------------------------
         (State or other jurisdiction of incorporation or organization)


           000-24372                                33-0611746
   ---------------------------                ---------------------------
     (Commission file number)             (I.R.S. Employer Identification No.)



     4505 South Wasatch Boulevard, Suite 340
     Salt Lake City, Utah                                          84124
 -------------------------------------------------------------------------------
     (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code: (801) 424-0044



                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets

     On April 7, 2000, Sundog Technologies, Inc., a Delaware corporation, (the"Company" or "Sundog") closed the sale (the "Sale") of all of its shares of stock of Qui Vive, Inc., a Delaware corporation ("QV"), to Envision Development Corporation, a Florida corporation ("Envision").

     The Board of Directors recommended the Sale to the officers of the Company and the officers entered into a Stock Purchase Agreement (the "Agreement") on February 7, 2000, whereby the Company agreed to sell 550,000 shares of Series A Preferred Stock (the "Shares") of QV to a subsidiary of Perfumania.com, Inc., a Florida corporation ("Perfumania.com"). Pursuant to the terms of the Agreement, Perfumania.com agreed to purchase the Shares from Sundog in consideration for the issuance of 1,530,000 shares of restricted common stock of Perfumania.com. Of the 1,530,000 shares of Perfumania.com common stock to be issued to the Company, 1,219,500 shares would be issued at closing and the balance of 310,500 shares would be issued two business days after the approval by the shareholders of Perfumania.com of the issuance thereof. Perfumania.com also agreed to grant the Company "piggyback" registration rights for up to 20% of the Perfumania.com shares held by the Company. In turn, the Company agreed that for a period of 18 months after the closing it would not dispose of the Perfumania.com shares to the public utilizing the American Stock Exchange or any other exchange or market on which Perfumania.com shares are listed or traded. In addition, the Company agreed to assign and transfer to Envision all of its right, title and interest in and to a Software License Agreement and Software Technical Support Agreement Addendum (collectively, the "License') between the Company and QV, both executed on November 8, 1999.

     Subsequent to the execution of the Agreement, Perfumania.com assigned all of its right, title and interest in and to the Agreement to Envision. On March 31, 2000, the Company and Envision entered into an Amended and Restated Stock Acquisition Agreement (the "Amended Agreement"). Pursuant to the terms of the Amended Agreement, the Company agreed to sell the Shares to Envision in consideration of the issuance of 1,482,000 shares of the restricted common stock of Envision, 1,219,500 of which would be issued at closing and 272,500 of which would be issued within two days after the shareholders of Envision approve the issuance thereof. Envision also agreed to grant the Company "piggyback" registration rights for up to 20% of the Envision shares held by the Company. In turn, the Company agreed that for a period of 18 months after the closing it would not dispose of the Envision shares to the public utilizing the American Stock Exchange or any other exchange or market on which Envision shares are listed or traded (the "Lock-up"). In addition, the Company agreed to transfer all of its right, title and interest in and to the License to Envision.

Background of the Sale

     Envision is a rapidly growing leader in providing web-based transaction technologies to businesses through its own applications development efforts and end-to-end e-business solutions.

     The Company provides intelligent business-to-business data exchange solutions. Sundog's Universal Update(TM) product enables companies to share business information with key partners and easily move data between different databases and applications without impacting existing systems.

     QV is a leading developer of applications to provide security and policy management for e-mail across a wide range of platforms. QV's Interosa software product assures specific and variable date expiration, non-forwarding, non-edit/cut/paste, and other policy management options for secure e-mail.

     The Board of Directors of the Company determined that the funding requirements, business strategy and corporate culture of QV were not compatible with the Company's objectives and resources. The Company then sought a buyer for the Shares. The Company had previously had discussions with Perfumania.com concerning a business relationship such that the Company was aware of Perfumania.com's interest in acquiring rights in secure e-mail products and technology. The Company consented to the assignment by Perfumania.com of its rights in the Agreement to Envision. Prior to negotiations resulting in the sale, the Company had no affiliation or contractual relationship with Perfumania.com or Envision.

Business Plan of the Company

     Following the sale, the Company's business plan is to produce and market a suite of Sundog-branded products which will enable companies to share business information with key partners and easily move data between different data bases and applications without impacting existing systems. The Company also has plans to use its underlying technology to develop products and solutions in the mobile computing, directory services and business-to-business markets.

     Because of the Company's focus on the sale of its own branded products and applications, the Board of Directors of the Company acknowledged that the Sale of the Shares would allow the Company to focus on its core competencies and/or deploy more efficiently its products in the market place.

Use of Proceeds

     The shares of Envision common stock received by the Company in connection with the Sale are subject to the Lock-up. Prior to the expiration of the Lock-up, any proceeds received from (i) any registered offering or (ii) a private placement of the Envision shares would be used by the Company to pay certain outstanding debt obligations and accounts payable and for working capital.

Item 7. Financial Statements and Exhibits.

     (b) Pro Forma Financial Information.

     It is impracticable for the Company to provide the required pro forma financial information as required by Item 7(b)of Form 8-K at this time. The Company undertakes that it will file the required pro forma financial information within the time period allowed by Form 8-K.

     (c) Exhibits. The following are filed as exhibits to this Current Report:

    Exhibit
      No.           Description

    ---------       ------------------------------------

     (10)(a) Amended and Restated Stock Acquisition Agreement by and among Envision Development Corporation, Qui Vive Acquisition Corporation, Sundog Technologies, Inc. and RockMountain Ventures Fund, LP, dated as of March 31, 2000.

     (10)(b) Registration Rights Agreement by and among Envision Development Corporation, Sundog Technologies, Inc. and RockMountain Ventures Fund, LP, dated as of April 7, 2000.

     (10)(c) Assignment made by Sundog Technologies, Inc. in favor of Qui Vive Acquisition Corporation, dated as of April 7, 2000.

     (10)(d) Assignment by Sundog Technologies, Inc., RockMountain Equity Ventures, LLC and RockMountain Ventures Fund, LP in favor of Qui Vive Acquisition Corporation, dated as of April 7, 2000.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Sundog Technologies, Inc.



                                        By: /s/  Stephen Russo
                                        ------------------------------------
                                        Stephen Russo
                                        Chief Financial Officer

Date:   April 21, 2000

                                  EXHIBIT INDEX


   Exhibit
     No.           Description
   ---------       ------------------------------------

    (10)(a) Amended and Restated Stock Acquisition Agreement by and among Envision Development Corporation, Qui Vive Acquisition Corporation, Sundog Technologies, Inc. and RockMountain Ventures Fund, LP, dated as of March 31, 2000.

    (10)(b) Registration Rights Agreement by and among Envision Development Corporation, Sundog Technologies, Inc. and RockMountain Ventures Fund, LP, dated as of April 7, 2000.

    (10)(c) Assignment made by Sundog Technologies, Inc. in favor of Qui Vive Acquisition Corporation, dated as of April 7, 2000.

    (10)(d) Assignment by Sundog Technologies, Inc., RockMountain Equity Ventures, LLC and RockMountain Ventures Fund, LP in favor of Qui Vive Acquisition Corporation, dated as of April 7, 2000.